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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                April 20, 2000           (April 20, 2000)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



        TENNESSEE                    1-10160                   62-0859007
------------------------           -----------             --------------------
(State of incorporation)           (Commission             (IRS Employer
                                   File Number)             Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                           7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 580-6000
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

FIRST QUARTER EARNINGS RELEASE

         On April 20, 2000, Union Planters Corporation announced operating results for the three months ended March 31, 2000. A copy of the Company's press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company provided supplemental financial information for analysts and other interested investors which is attached as
Exhibit 99.2 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

         C.   Exhibits

         99.1    Union Planters Corporation Press Release dated April 20,
                 2000 announcing operating results for the three months ended March 31, 2000
         99.2    First Quarter 2000 Unaudited Supplemental Financial Information


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.










                                                      Union Planters Corporation
                                                      --------------------------
                                                              Registrant



Date:       April  20, 2000                              /s/ M. Kirk Walters
     --------------------------------                 -------------------------
                                                            M. Kirk Walters
                                                      Senior Vice President and
                                                       Chief Accounting Officer


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